                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               TEHAMA BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 TEHAMA BANCORP
                              239 SOUTH MAIN STREET
                           RED BLUFF, CALIFORNIA 96080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD TUESDAY, APRIL 27, 1999 AT 7:30 P.M.

                     TO THE SHAREHOLDERS OF TEHAMA BANCORP:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Tehama Bancorp (the "Company") will be held at the Red Bluff Community & Senior Center, 1500 S. Jackson Street, Red Bluff, California on Tuesday, April 27, 1999, at 7:30 P.M. for the following purposes:

      1.   To elect directors;
      2.   To approve the Tehama Bancorp 1999 Stock Option Plan; and
      3. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

      Section 16 of the Bylaws of the Company provides for the nomination of directors in the following manner:

      Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

      Only those shareholders of record at the close of business on March 5, 1999, will be entitled to notice of and to vote at the Annual Meeting.

      You are cordially invited to attend the Annual Meeting.

DATED:  Red Bluff, California          By Order of the Board of Directors
        March 31, 1999

                                                     Raymond C. Lieberenz
                                                     Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                                          Mailed to shareholders
                                                       on or about April 2, 1999

                                 TEHAMA BANCORP
                              239 SOUTH MAIN STREET
                           RED BLUFF, CALIFORNIA 96080
                            TELEPHONE (530) 528-3000

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is being furnished to the shareholders of Tehama Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at Red Bluff Community & Senior Center, 1500 S. Jackson Street, Red Bluff, California, at 7:30 P.M. on Tuesday, April 27, 1999. Only shareholders of record on March 5, 1999 (the "Record Date"), will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding and entitled to be voted 1,677,387 shares of its no par value Common Stock (the "Common Stock").

         Shareholders of Common Stock are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors and "FOR" approval of the Tehama Bancorp 1999 Stock Option Plan as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the meeting (including any proposal to adjourn the meeting).

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

                             PRINCIPAL SHAREHOLDERS

         As of the Record Date, no person known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock.

                                 PROPOSAL NO. 1
                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting, and upon his instructions the inspectors of election shall disregard all votes cast for such nominee(s).

         The authorized number of directors fixed in accordance with Section 16 of the Bylaws of the Company and to be elected at the Annual Meeting is fifteen (15). Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

         All proxies will be voted for the election of the following fifteen
(15) nominees (all of whom are incumbent directors), recommended by the Board of Directors, unless authority to vote for the election of any directors is withheld by the shareholder on the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth information with respect to beneficial ownership of the Common Stock of the Company by those persons nominated by the Board of Directors for election as directors, as well as all directors and principal officers as a group. There is no family relationship between any of the directors and/or principal officers. The Company has only one class of shares outstanding, Common Stock.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                     SHARES BENEFICIALLY OWNED
                                                                   DIRECTOR           AS OF MARCH 5, 1999 (1)
          NOMINEE             AGE       POSITIONS HELD WITH       OF COMPANY
                                            THE COMPANY            OR BANK                                  % OF
                                                                     SINCE        SOLE (2)    SHARED (3)   CLASS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Henry C. Arnest III           57             Director                1984          9,000       17,226       1.56
-----------------------------------------------------------------------------------------------------------------
Louis J. Bosetti              67             Director                1984         12,464       15,482       1.67
-----------------------------------------------------------------------------------------------------------------
Harry Dudley                  68             Director                1989           -0-        42,369       2.53
-----------------------------------------------------------------------------------------------------------------
William P. Ellison            50         President, Chief            1995         23,044        -0-         1.37
                                        Executive Officer
                                           and Director
-----------------------------------------------------------------------------------------------------------------
Dr. Garry D. Fish             54             Director                1984         11,032       11,350       1.33
-----------------------------------------------------------------------------------------------------------------
Max M. Froome                 48             Director                1984          3,305       3,594        0.41
-----------------------------------------------------------------------------------------------------------------
Orville K. Jacobs             68             Director                1984         48,918       1,100        2.98
-----------------------------------------------------------------------------------------------------------------
Gary C. Katz                  49             Director                1984         28,239       11,310       2.36
-----------------------------------------------------------------------------------------------------------------
John W. Koeberer              54      Chairman of the Board          1984         26,380        -0-         1.57
                                           and Director
-----------------------------------------------------------------------------------------------------------------
Raymond C. Lieberenz          55      Secretary and Director         1984          6,390       12,184       1.11
-----------------------------------------------------------------------------------------------------------------
Leslie L. Melburg             46             Director                1998          2,178        -0-         0.13
-----------------------------------------------------------------------------------------------------------------
Gary L. Napier                57       Vice Chairman of the          1984         40,517        -0-         2.42
                                        Board and Director
-----------------------------------------------------------------------------------------------------------------

                                       2


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                     SHARES BENEFICIALLY OWNED
                                                                   DIRECTOR           AS OF MARCH 5, 1999 (1)
          NOMINEE             AGE       POSITIONS HELD WITH       OF COMPANY
                                            THE COMPANY            OR BANK                                  % OF
                                                                     SINCE        SOLE (2)    SHARED (3)   CLASS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Eugene F. Penne               71             Director                1984           -0-        22,971       1.37
-----------------------------------------------------------------------------------------------------------------
John D. Regh                  46             Director                1998          2,178       2,444        0.28
-----------------------------------------------------------------------------------------------------------------
Terrance A. Rust              58             Director                1984         12.171       49,116       3.65
-----------------------------------------------------------------------------------------------------------------
All directors and                                                                 244,880     189,146      25.88
principal officers (19
persons) as a group
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) The calculations below are based on the total number of shares outstanding, including 4,459 shares (145 of which became vested during 1998) held for the benefit of the principal officers pursuant to the Company's Employee Stock Ownership Plan and related trust agreement (see "Employee Stock Ownership Plan" herein), and includes certain stock options as indicated in footnote 2.

(2) The named persons exercise sole voting and investment power with respect to shares listed in this column. Includes 2,500 shares as to which options granted to directors and principal officers pursuant to the Company's 1994 Stock Option Plan (see "Stock Option Plan" herein) are vested within 60 days of the Record Date.

(3) The named persons share voting and investment power with respect to shares listed in this column.

The following is a brief account of the business experience of each nominee.

HENRY C. ARNEST III is Vice President and General Manager for Northwestern Carbon. He was previously owner of Arnest & Sons Country Store and Vice President & National Sales Manager for Woman's Day Magazine, a division of CBS.

LOUIS J. BOSETTI was the Superintendent of Schools for Tehama County from 1971 until retirement in 1991, and is currently self-employed as an educational consultant.

HARRY DUDLEY was Founder of Dudleys' Excavating, Inc., a construction company located in Gerber, CA continuously for 45 years. He started Western Plastic, Inc., which built the first fiberglass septic tanks in the western United States. He was President and major stockholder of Countryside Cable, a cable television company, in central Tehama County. He has also been involved in the development of numerous commercial and residential real estate properties in the area and has been a director of the Red Bluff Roundup Association for 15 years.

WILLIAM P. ELLISON became President and Chief Executive Officer of the Bank January 1, 1996, and from 1991 until that time served the Bank as Vice President and later Senior Vice President (Operations). Prior to joining the staff of Tehama Bank, Mr. Ellison was employed by Bank of America for 21 years.

DR. GARRY D. FISH has been engaged in the practice of optometry in Red Bluff since 1972.

MAX M. FROOME was self-employed as a landscape contractor from 1978 to 1992 and currently is self-employed as a real estate consultant and a broker of antiques and environmental products.

ORVILLE K. JACOBS is retired and was a developer of real estate in Tehama County for 14 years, during which time he was involved with commercial real estate ventures in Red Bluff and surrounding communities. He served as member of the Red Bluff Chamber of Commerce for 11 years, and was a founding Director of the Tehama Local Development Corp. Mr. Jacobs is presently on the advisory board for Celebrity City, and is owner of Antelope Service Center.

GARY C. KATZ is the President and majority owner of Phoenix Broadcasting, Inc., which owns and operates the North State Radio Network, operator of radio stations in northern California.

JOHN W. KOEBERER, Chairman of the Board, is the President and co-owner of three corporations: Urban Park Concessionaires, California Guest Services, Inc., and The Picnic People, Inc., which operate park concessions at Lassen Volcanic National Park, Shasta Lake and numerous facilities in the San Francisco Bay Area. He is a member of the California Travel & Tourism Commission and serves on the Boards of Directors of both the United States Chamber of Commerce and the California State Chamber of Commerce. He is the Chairman of the Lassen Park Foundation and President of The California Parks Hospitality Association. He also serves on the Board of Directors of the San Francisco Visitor and Convention Bureau and the California Travel Industries Association.

RAYMOND C. LIEBERENZ, Secretary of the Board, was associate real estate appraiser for the Tehama County Assessor from 1977 to 1987, and is a licensed real estate broker.

LESLIE L. MELBURG is Senior Partner in charge of Design for Nichols, Melburg, Rossetto Architects, a forty-eight person architectural firm with offices located in Redding, Chico, Sacramento and Fort Bragg. He has won a number of awards for design accomplishments and his projects have been published in trade and architecture periodicals. He is a director of numerous community organizations, including the Redding Chamber of Commerce and actively participates in many other city and county organizations.

GARY L. NAPIER, Vice Chairman of the Board, has been owner of Buffum and Napier Insurance Brokers since 1965. He is also the President of Torja Corporation, a private investment company.

EUGENE F. PENNE is the Proprietor of Lariat Bowl, a Bowling Recreation Center located in Red Bluff. He also owned and operated Orchard Lanes Bowling Center in Chico for twenty-one years, and for sixteen years was a Shell Oil Company Service Station Dealer in Red Bluff.

JOHN D. REGH is the President of Inland Business Machines Systems and Inland Leasing, Inc.. Inland Business Machines was established in 1986 and is involved in the sales, service and financing of office equipment. He also serves on the Boards of Directors for the Chico Chamber of Commerce and Butte Creek Country Club.

TERRANCE A. RUST is a dentist engaged in the specialty practice of oral and maxillofacial surgery, and has maintained an office in Redding since 1970.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee and an Executive Committee which also acts as the Investment and Compensation Committee. The Audit Committee examines and reviews both internal audit controls and regulatory audit reports, and meets with the Company's auditors concerning audit procedures and controls. The members of the Audit Committee are Messrs. Bosetti (chairman), Arnest, Katz, Koeberer and Penne. The Executive Committee oversees the routine operations of the Company by delegation from the Board of Directors, advises and reports to the full Board regarding such matters, investigates and advises the Board of Directors as to employee benefit arrangements, conducts searches when the Company proposes to hire executive personnel, reports to the Board of Directors with regard to executive compensation, including bonus compensation, and monitors the Company's investments. The members of the Executive Committee are Messrs. Koeberer (chairman), Bossetti, Ellison, Fish, Katz and Napier.

         The Company does not have a nominating committee, but the Executive Committee functions as the Company's nominating committee. Shareholders may nominate directors in accordance with the procedures set forth in Section 16 of the Company's Bylaws, which is printed in full in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

         The Board of Directors met a total of twelve (12) times during 1998. During this same period, the Audit Committee met nine (9) times and the Executive Committee nine (9) times. All incumbent directors of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the Committees of which they were members.

                      COMPENSATION AND CERTAIN TRANSACTIONS

SUMMARY COMPENSATION TABLE

         The following table provides information concerning compensation of all executive officers of the Company who received, during any of the periods indicated, annual salary and bonus exceeding $100,000. All compensation was paid by the Bank for services to the Bank.

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

          NAME               YEAR          SALARY          BONUS (1)        OTHER ANNUAL           ALL OTHER
                                                                          COMPENSATION(2)       COMPENSATION (3)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
William P. Ellison           1998         $120,000         $70,000             $2,356               $12,458
                             1997          126,600            -0-               1,770                27,575
                             1996          109,500          51,500              4,272                24,315
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
W. Steven Gilman             1998         $ 81,000         $17,500             $2,231               $ 9,081
                             1997           80,500            -0-               1,191                 4,325
                             1996           74,583          20,000                641                   -
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(1) Bonuses are indicated for the years upon which they are based, and are payable March of the succeeding year.

(2) Includes payment of insurance premiums, matching contributions to the Employee Stock Ownership Plan and use of an automobile.

(3) Includes amounts accrued pursuant to Salary Continuation Agreements.

STOCK OPTION PLAN

         The Tehama Bancorp 1994 Stock Option Plan (the "1994 Plan") was approved by the shareholders of the Bank at the 1994 Annual Meeting of Shareholders. The Board adopted the 1994 Plan in order to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to present and future affiliates of the Company, including officers, employees and directors. Options granted under the 1994 Plan may only be granted to key, full-time salaried employees, key, full-time salaried officers, and directors of the Company or any subsidiary. As of the date of this Proxy Statement there are approximately 85 officers or employees of the Company eligible to receive option grants. The aggregate number of shares available for issuance pursuant to the exercise of options granted under the Plan may not exceed 369,200 shares of the Company's common stock. However, such number of shares as well as the number of shares and the exercise price of outstanding options are required to be proportionately adjusted for any increase or decrease in the number of outstanding shares of common stock resulting from any recapitalization, merger in which the Company is not the surviving entity, stock dividend, or the like. The 1994 Plan and outstanding options may be terminated in the event of a sale or dissolution or change in control of the Company, provided that (unless replacement options are offered) all outstanding options may be exercised prior to the effectiveness of such transactions without regard to individual vesting provisions. Acceleration of vesting is also required in the event of tender offers. The Plan is administered by a Stock Option Committee currently composed of all members of the Board of Directors except Chief Executive Officer William P. Ellison

         The terms of options granted to officers and employees of the Company are within the discretion of the Committee, subject to the limitations that no option may have a term exceeding ten years, all options must be granted at not less than the fair market value of the common stock as of the date of grant, and the number of shares subject to options granted under the Plan or any other plan of the Company held by any single optionee may not exceed 10% of the total outstanding shares of the Company's common stock. The 1994 Plan also provides that each current and future director of the Company shall receive a one-time grant of an option to acquire 10,890 shares of common stock at a price equal to 100 % of the fair market value of the common stock as of the date of the grant. No director may receive more than one such grant under the 1994 Plan. Each such director option expires five years from the date of grant, vests immediately as to 20 % of the total number of shares subject to the grant, and vests to the extent of an additional 20% of such number of shares on each of the first through the fourth anniversaries of the date of grant.

         The exercise price of options under the 1994 Plan may be paid in cash or in shares of common stock valued at fair market value on the exercise date. Options may also be exercised (1) through a same-day sale program, pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes, (2) by delivering to the Company a sufficient number of previously acquired shares of common stock to pay the exercise price and any required withholding, and (3) with the consent of the Stock Option Committee, by having the Company withhold from the number of shares exercised a sufficient number of shares to satisfy such exercise price and tax withholding. The Committee's current policy is not to permit the exercise of stock options by the share withholding method because of its adverse tax consequences for the Company, but the Company's policy in such cases is to pay the brokerage commission if the optionholder elects to exercise by means of the same-day sale program.

         Options under the 1994 Plan are not assignable or transferable other than by will or by the laws of inheritance, and during the optionee's lifetime, the option may be exercised only by the optionee. If an optionee officer or director ceases to be employed by the Company or any of its subsidiaries for any reason other than cause (as defined), disability or death, the optionee may, within three months after the date of termination of employment, exercise the option to the extent the optionee was entitled to exercise it at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. If an employee's employment is terminated for cause, the option terminates on the date of termination. In the event an optionee's employment is terminated due to the optionee's disability or death, the optionee or the optionee's estate, as applicable, within twelve months following the date of termination of employment, may exercise the option to the extent the option was exercisable at the date of such termination of employment, provided that the date of exercise is in no event after the expiration of the term of the option.

OPTION GRANTS, EXERCISES AND YEAR-END VALUES FOR 1998

         The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information concerning options granted or exercised during 1998 and the estimated 1998 year-end value of unexercised options held by such executive officers. Numbers and prices have been adjusted for the 1994 stock split and previous applicable stock dividends.

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF              VALUE OF
                                                                               SECURITIES            UNEXERCISED
                                                                               UNDERLYING            IN-THE-MONEY
                                                                               UNEXERCISED             OPTIONS
                                          SHARES                                 OPTIONS            AT FY-END (2)
                                         ACQUIRED                               AT FY-END
                            OPTIONS         ON              VALUE             (EXERCISABLE/         (EXERCISABLE/
          NAME              GRANTED      EXERCISE          REALIZED (1)      UNEXERCISABLE)         UNEXERCISABLE)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   William P. Ellison        5,000         6,000           $45,509            14,556/10,960         $34,532/11,580
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   W. Steven Gilman          2,500          -0-              -0-               4,800/5,700           $4,475/4,025
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities on the date(s) of exercise, minus the exercise or base price.

(2) Market value of underlying securities at year-end 1998, minus the exercise or base price.

         The Board of Directors has voted to terminate the 1994 Plan concurrently with the effectiveness of the Tehama Bancorp 1999 Stock Option Plan which is being submitted for approval by the shareholders of the Company. See "PROPOSAL NO. 2 - TEHAMA BANCORP 1999 STOCK OPTION PLAN" below

SALARY CONTINUATION AGREEMENTS

         In order to provide long-term incentive to selected senior executive officers, the Bank in 1993 entered into Executive Salary Continuation Agreements (each an "SCA") with three former and one current senior executive officer of the Company, Chief Executive Officer William P. Ellison. An agreement amending the SCA with Mr. Ellison also was entered into effective in 1998, and SCAs were entered into subsequently with other officers of the Company, including Senior Vice President and Director of Sales and Service W. Steven Gilman.

         Benefits payable under the SCAs are intended by the Company to be funded by single-premium life insurance policies which were purchased in connection with entering into the SCAs and of which the Company is the owner and beneficiary. The total amount of such premiums paid by the Bank in connection with all SCAs entered into is $3,015,000. Notwithstanding the existence of such policies of insurance, however, the SCAs create no rights or interests in the property or assets of the Company, the sole obligation of the Company under the SCAs is an unfunded and unsecured promise to pay money in the future, and the status of any person who may assert a claim pursuant to an SCA is that of an unsecured general creditor of the Company.

         Generally, each SCA provides the named executive officer with a specified annual money benefit (the "Annual Benefit") payable to the executive or to his named beneficiary or surviving spouse or estate, in that order, for a period of up to fifteen years following the executive's retirement upon or after a specified retirement age. If the executive should die or become disabled prior to such specified retirement age, a percentage of the Annual Benefit (on a sliding upward scale depending upon the number of years which elapse between execution of the SCA and the executive's early death or disability) would be payable.

         No Annual Benefit is payable if the executive's employment is terminated for cause or the executive voluntarily terminates his employment with the Company prior to his specified retirement age, but the full Annual Benefit is payable if the executive's employment with the Company is terminated by the Company without cause or in connection with a change in control of the Company. The amount of the Annual Benefit also is subject to reduction if in any year it exceeds the compensation expense which (with respect to the payment of such Annual Benefit) the Company may deduct under the Internal Revenue Code of 1986, as amended (the "Code"), or if any portion of the Annual Benefit not waived by the executive constitutes an "excess parachute" payment under the Code.

         Subject to such contingencies, the following table sets forth information regarding benefits payable under the SCAs which are currently in effect between the Company and the executive officers named in the Summary Compensation Table:

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                    ANNUAL            YEARS REQUIRED            YEAR ANNUAL           RETIREMENT
           NAME                    BENEFIT           FOR FULL BENEFIT        BENEFIT COMMENCES            AGE
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    William P. Ellison             $75,000                  10                      2010                  62
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    W. Steven Gilman               $50,000                  10                      2016                  62
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

DIRECTOR COMPENSATION

         Directors of the Company are also directors of the Bank and were paid by the Bank $750 per meeting of its Board of Directors attended during 1998. In addition, members of each committee were paid $100 for each committee meeting attended, Mr. Koeberer, as Chairman, was paid an additional $500 per month, and committee chairman were paid an additional $50 per meeting. The total amount of such fees paid by the Bank to all directors for all meetings attended during fiscal year 1998 was $177,250 including $6,800 paid by the Bank's subsidiary Bancorp Financial Services ("BFS") to directors of the Bank who served on the board of directors of BFS.

         During 1998, director options for 50,338 shares of Company common stock having a net value (market price less exercise price on the date of exercise) of $354,395 were exercised.

DIRECTOR EMERITUS PROGRAM

         The Bylaws of the Company and the Bank prohibit (with certain exceptions in the case of current directors) the election as a director of any person 70 years of age or older. The Company in tandem with this policy has instituted a Director Emeritus Program whose purpose is to permit the Company and the Bank to continue to utilize and benefit from the experience and community position of retired and former directors The Program permits the board of directors to retain for a period of up to five years the services of any former director of the Bank or any director who retires because of age after at least ten years of service as a director. Directors Emeritus may be compensated annually in an amount which may not exceed ten times the monthly fee paid to current members of the board of directors. Directors Emeritus in return are required to represent and promote the Company and the Bank, call on customers and prospective customers of the Bank on a monthly basis, meet at least twice a year with the President and Chairman of the Board, consult upon request in the director's field of expertise, business or profession, and comply with all policies of the Company and the Bank. Directors Emeritus do not participate in establishing or administering Bank or Company policy and are not entitled to request or obtain confidential information of the Bank or the Company. As of the date of this Proxy Statement, one former director participates in the Director Emeritus Program.

INDEBTEDNESS OF MANAGEMENT

         The Company has had and expects to have in the future, banking transactions in the ordinary course of its business with directors, principal officers, their respective associates and members of their immediate families. All loans and commitments to lend extended to such persons during 1998 by the Bank were made in accordance with Bank policy on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Company and the Bank, did not involve more than the normal risk of collectibility or present other unfavorable features.

TRANSACTIONS WITH MANAGEMENT

         During 1998, the Bank placed radio advertising in the gross amount of $6,870 with agencies employed by stations owned and operated by director Gary Katz, and paid brokerage commissions in the total amount of $10,623 to director Gary Napier for insurance purchased through his agency. No other business transactions of any kind existed or were entered into between the Company and its directors and their affiliates.


                                PROPOSAL NO. 2
                     TEHAMA BANCORP 1999 STOCK OPTION PLAN

INTRODUCTION

         Shareholders are being asked to vote on a proposal to approve the Tehama Bancorp 1999 Stock Option Plan (the "1999 Plan"), which was approved and adopted March 18, 1999, by the Board of Directors. The following discussion summarizes the principal features of the 1999 Plan. This description is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated here by reference.

SUMMARY OF 1999 PLAN

         PURPOSE OF THE 1999 PLAN. The purpose of the 1999 Plan is to offer selected employees, directors and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's common stock.

         The options issued under the 1999 Plan, at the discretion of the Board or a committee appointed by the Board, may be either incentive stock options or non-qualified stock options.

         ADMINISTRATION. The Board will have authority to administer the 1999 Plan but may delegate its administrative powers to one or more committees of the Board. With respect to the participation of employees who are subject to
Section 16 of the Securities Exchange Act (the "Exchange Act"), the 1999 Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in SEC Rule 16b-3 under the Exchange Act. With respect to the chief executive officer of the Company, the 1999 Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" for such purpose as defined by the Internal Revenue Service. If the committee members meet both such qualifications, then one committee may administer the 1999 Plan.

         The Board may appoint a separate committee, consisting of one or more members of the Board who do not meet such qualifications. Such committee may administer the 1999 Plan with respect to employees who are not officers of the Company or members of the Board, may grant options under the 1999 Plan to such employees and may determine the timing, number of shares and other terms of such grants.

         SHARES RESERVED. The aggregate number of shares available for issuance pursuant to the exercise of options granted under the 1999 Plan has been calculated in compliance with a regulation of the California Commissioner of Corporations (the "Commissioner") which limits the total number of shares of the Company's common stock issuable upon the exercise of options under all stock option plans of the Company to a number equal to thirty percent (30%) of the Company's outstanding shares. The Company's 1994 Plan will terminate effective with the qualification of the 1999 Plan by the Commissioner, but options under the 1994 Plan are still outstanding.

         The following calculations demonstrate the application of this rule of the Commissioner to the 1994 and 1999 Plans:

         Shares outstanding as of the Record Date (1,677,387) x 30%                     = 503,216
         Less shares reserved for outstanding options under 1994 Plan (136,716)         = 366,500

The number of shares available for issuance under the 1999 Plan if no outstanding options under the 1994 Plan are exercised before the 1999 Plan is qualified by the Commissioner, therefore, would be 366,500. However, if all of the options outstanding under the 1994 Plan were exercised before qualification of the 1999 plan by the Commissioner, the new shares issued upon exercise of such options would be added to shares outstanding and the calculation of shares available for issuance under the 1999 Plan would be as follows:

         Shares outstanding if all options outstanding under 1994 Plan are exercised:
                                            1,677,387 + 136,716                          = 1,814,103
         Maximum number of shares reserved under 1999 Plan:
                                            1,814,103 x 30%                              =   544,230

Hence, if the 1999 Plan is approved by the shareholders, the maximum number of shares available under the 1999 Plan will be 544,230, and the minimum number of shares available will be 366,500. Should any option granted under the 1994 or 1999 Plans expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the 1999 Plan.

         Options under the 1999 Plan may not be granted until the 1999 Plan is qualified by the Commissioner. This is expected to occur within the month following the annual meeting.

         ELIGIBILITY. Any individual who is a common-law employee of the Company, any member of the Board, and any independent contractor who performs services for the Company and who is not a member of the Board will be eligible to participate in the 1999 Plan. As of the date of this Proxy Statement, there are approximately 85 persons who are officers or employees of the Company and fourteen directors who are eligible to receive option grants under the 1999 Plan.

         OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. The Plan provides that each current and future director of the Company shall receive a one-time grant of an option to acquire 5,000 shares of common stock at a price equal to 100% of the fair market value of the common stock as of the date of the grant. No director may receive any other grant of options under the Plan unless the additional grant is approved by the shareholders of the Company (not including shares beneficially owned by any director to whom such an additional option is proposed to be granted). Each such option (i) expires ten years from the date of grant, (ii) vests immediately as to 20% of the total number of shares subject to the grant and vests to the extent of an additional 20% of such number of shares on each of the first through the fourth anniversaries of the date of grant, and (iii) terminates only in the event of the director's death or termination of service as a director for cause.

         TERMS OF OPTIONS. Under the 1999 Plan, the Board or the Committee (as the case may be) selects the individuals to whom options will be granted, the type of option to be granted, the exercise price of each option, the number of shares covered by such option and the other terms and conditions of each option. The eligible individuals are able to receive incentive and non-qualified stock options; provided, however, that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) may not exceed one hundred thousand dollars ($100,000). Should it be determined that any incentive stock option granted exceeds such maximum, such incentive stock option is considered to be a non-qualified stock option and not to qualify for treatment as an incentive stock option under Section 422 of the Internal Revenue Code to the extent, but only to the extent, of such excess.

         The vesting of any option granted under the 1999 Plan will be determined by the Committee at its sole discretion, provided however, that
(i) each option agreement must provide for immediate exercisability of the entire option in the event of a change in control of the Company, and (ii) in the event that an optionee's service as an employee, or non-director consultant of the Company terminates, the option will be exercisable only to the extent it was vested as of the date of such termination, unless otherwise specified in the option agreement.

         For purposes of the above provisions, a "change in control" will mean that either:

         (i) A change occurs in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who had been directors of the Company for 24 months prior to such change, or were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

         (ii) Any person, company or governmental or political subdivision, agency or instrumentality is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities.

         The exercise price of each option granted pursuant to the 1999 Plan ordinarily may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of the stock subject to an incentive stock option may not be less than one hundred ten percent (110%) for incentive stock options where the optionee owns stock possessing more than ten percent (10%) of the total combined voting power of Company. For purposes of establishing the exercise price and for all other valuation purposes under the 1999 Plan, the fair market value per share of common stock on any relevant date will be such value as determined by the Committee in reliance upon prices reported or quoted upon any exchange or transaction reporting system on which the common stock is listed or reported. If the common stock is not so listed or quoted, fair market value may be determined in any manner which the Committee deems reasonable. The fair market value of the Company's common stock on the Record Date as reported on the OTC Bulletin Board was $12.25 per share.

         SUBSTITUTE OPTIONS. If the Company at any time succeeds to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, options may be granted under the 1999 Plan in substitution of options previously granted by such other corporation to purchase shares of its stock, which options are outstanding at the date of the succession.

         The Committee will have discretion to determine the extent to which Substitute Options will be granted, the persons to receive Substitute Options, the number of shares to be subject to Substitute Options, and the terms and conditions of Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the options surrendered in exchange for Substitute Options. The exercise price per share of Substitute Options may be determined without regard to the requirement that options be granted at an exercise price per share not less than fair market value, provided, however, that the exercise price of each Substitute Option must be an amount such that, in the sole and absolute judgment of the Committee, the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the surrendered option as of the date the Substitute Option is granted.

         PAYMENT FOR SHARES. The exercise price of shares issued pursuant to exercise of a nonstatutory stock option under the 1999 Plan may be made (i) all or in part with shares which have already been owned by the optionee or his or her representative for more than 6 months, valued at their fair market value on the date when the new shares are purchased, (ii) by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes, or (iii) by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes. In the discretion of the Committee, payment of the exercise price of incentive stock options may be accepted in any of such forms or as the Committee may otherwise provide in the option agreement.

         ADJUSTMENTS UPON CHANGES IN SHARES. In the event of a subdivision of the outstanding shares of the Company, a declaration of a dividend payable in such shares, a declaration of a dividend payable in a form other than such shares in an amount that has a material effect on the value of outstanding shares, a combination or consolidation of the outstanding shares by reclassification or otherwise into a lesser number of shares, a recapitalization, a spinoff or a similar occurrence, the Committee may make appropriate adjustments in one or more of the number of shares available for future grants, the limit set upon the number of options which may be granted to any single individual in one year, the number of shares covered by each outstanding option, or the exercise price under each outstanding option.

         In the event that the Company is a party to a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization, which (subject to the "change in control" provision described above) may provide, without other limitation, for the assumption of outstanding options under the 1999 Plan by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement per share of the option equal to the difference between the amount to be paid for one share of the Company under such agreement and the exercise price per share of the option, or for the acceleration of their exercisability followed by the cancellation of options not exercised, in all cases without the optionees' consent. Any cancellation may not occur until after such acceleration is effective and optionees have been notified of such acceleration and have had reasonable opportunity to exercise their options.

         EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS. Under the 1999 Plan, no incentive option may extend more than ten years (or five years, in the case of an incentive option granted to an employee who owns more than 10 percent of the combined voting power of all classes of stock of the Company) from the date of grant; the terms of all options, otherwise may be determined by the Committee in its sole discretion. In the event of termination of employment due to death or total and permanent disability, options will expire twelve months after such termination unless the options by their terms were scheduled to expire earlier. If the optionee's employment is terminated for cause, the option expires 30 days after the Company gives notice of such termination; for such purposes, "cause" is defined to include embezzlement, fraud, dishonesty, breach of fiduciary duty, the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement in any conduct which constitutes unfair competition with the Company, the removal of the optionee from office by any court or the Company regulatory agency, or such other similar acts which the Committee in its discretion may determine to constitute good cause for termination of optionee's service. During an optionee's lifetime, the optionee's incentive options may be exercised only by him or her and may not be transferred. An optionee's nonstatutory options also will not be transferable during the optionee's lifetime, except to the extent otherwise permitted in the option agreement. Subject to prior permitted transfers, in the event of an optionee's death, the optionee's option(s) will not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

         TERMINATION AND AMENDMENT OF THE PLAN. The Board may amend, suspend or terminate the 1999 Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the shareholders of the Company only to the extent required by applicable laws or regulations. If not previously terminated by the Board, the 1999 Plan will terminate ten years from the date of its approval by the shareholders.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the 1999 Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. State and local tax consequences may differ. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences discussed.

         Incentive stock options and non-qualified stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the Internal Revenue Code. Non-qualified stock options need not comply with such requirements.

         An optionee is not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for the purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an incentive stock option for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an incentive stock option before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain the year of disposition. The amount of ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the incentive stock option. the Company will not be entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

         An optionee is not taxed on the grant of a non-qualified stock option. Upon exercise however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company will be entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company will not receive a deduction for this gain.

         The following table sets forth the benefits, to the extent determinable, which would have been allocated to the specified persons or groups for fiscal year 1998 under the 1999 Plan if it had been in effect:

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                   NAME AND POSITION                                    VALUE                       NUMBER OF
                        OR GROUP                                                                     SHARES
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
     William P. Ellison, Chief Executive Officer
                                                                  Fair Market Value                See note 1
     W. Steven Gilman, Senior Vice President and
           Director of Sales and Service
--------------------------------------------------------------------------------------------------------------------

                 All Executive Officers                           Fair Market Value                See note 1
--------------------------------------------------------------------------------------------------------------------
              All Non-Executive Directors                         Fair Market Value                  70,000
--------------------------------------------------------------------------------------------------------------------
              All Non-Executive Employees                         Fair Market Value                See note 1
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) Options which may be granted to this person or group are at the discretion of the Committee.

         REQUIRED VOTE

         The 1999 Plan is subject to approval by the Company's shareholders. For the proposal to approve the 1999 Plan to pass, the proposal must receive the affirmative vote of the holders of a majority of the Company's common stock present in person or represented by proxy and entitled to vote at the annual meeting, and by the holders of a majority of the disinterested shares represented in person or by proxy, and voting at the meeting. For this purpose, "disinterested shares" are shares held by persons who have not been granted an option under the 1999 Plan. No options have been or may be granted under the 1999 Plan until it has been approved by the shareholders and qualified by the California Commissioner of Corporations.

         The Board of Directors recommends a vote FOR this proposal.

                        INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Perry-Smith & Co. ("Perry-Smith"), certified public accountants, serves the Company as its auditors at the direction of the board of directors and Audit Committee of the Company. It is anticipated that a representative of Perry-Smith will be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

         During 1998, the Company paid Perry-Smith $28,110 in fees for non-audit services, including tax advice and preparation. This amount represented approximately 34% of the total fees paid to Perry-Smith during the period. Before each professional service provided by Perry-Smith was rendered to the Company, such service was approved by, and its effect upon Perry-Smith's independence was considered by, the Audit Committee.

                                ANNUAL REPORT

         The Annual Report to Shareholders of the Company containing audited financial statements for the fiscal year ended December 31, 1998, accompanies this Proxy Statement.

         A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K MAY BE OBTAINED BY ANY SHAREHOLDER OF THE COMPANY, WITHOUT CHARGE, BY WRITING TO THE SECRETARY, TEHAMA BANCORP, 239 SOUTH MAIN STREET, RED BLUFF, CALIFORNIA 96080.

                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders is currently scheduled to be held on April 28, 2000. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2000 Annual Meeting of Shareholders is December 30, 1999. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 30, 1999 deadline. All proposals should be submitted by Certified Mail, Return Receipt Requested, to the Secretary, Tehama Bancorp, 239 South Main Street, Red Bluff, California 96080.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the meeting but if such matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the meeting in accordance with the terms of such proxies.

Red Bluff, California                            TEHAMA BANCORP
March 31, 1999




                                                 William Jenkins
                                    Vice President and Chief Financial Officer

                                     APPENDIX A

                       TEHAMA BANCORP 1999 STOCK OPTION PLAN

1.   PURPOSE

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

2.   DEFINITIONS

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Change in Control" shall mean the occurrence of either of the following events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company 24 months prior to such change; or

               (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities. For purposes of this Paragraph (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

     (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a), or in the absence of such a committee, the Board of Directors.

     (e)  "Company" shall mean Tehama Bancorp, a California corporation.

     (f)  "Employee" shall mean:

          (i) Any individual who is a common-law employee of the Company or of a Subsidiary; or

          (ii)  A member of the Board of Directors; or

          (iii) An independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors.

          Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in Section 4(a).

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (i) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

          (i) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market System;

          (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (j)  "ISO" shall mean an employee incentive stock option described in
     Section 422(b) of the Code.

     (k) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (m)  "Optionee" shall mean an individual who holds an Option.

     (n) "Plan" shall mean this Tehama Bancorp 1999 Stock Option Plan, as it may be amended from time to time.

     (o)  "Service" shall mean service as an Employee.

     (p) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

     (q)  "Stock" shall mean the Common Stock of the Company.

     (r) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (s) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (t)  "Substitute Option" shall mean an option described in Section 6(j).

     (u) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any
     medically determinable physical or mental impairment   which can be
     expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

3.   ADMINISTRATION

     (a) COMMITTEE MEMBERSHIP. The Board of Directors shall have the authority to administer the Plan but may delegate its administrative powers under the Plan, in whole or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under
     Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code.

     The Board of Directors may appoint a separate committee, consisting of
     one or more members of the   Board of Directors who do not meet such
     qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

     (b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan, any such Committee shall have full authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv)   To determine when Options are to be granted under the Plan;

          (v)    To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

          (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

          (x) To take any other actions deemed necessary or advisable for the administration of the Plan

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

4.   ELIGIBILITY

     (a) GENERAL RULES. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) TEN-PERCENT STOCKHOLDERS. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

          (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

          (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) ATTRIBUTION RULES. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d) OUTSTANDING STOCK. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.   STOCK SUBJECT TO PLAN.

     (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares. The shares of stock subject to options authorized to be granted under the Plan shall consist of 544,230 shares of the Company's no par value common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 6 hereof, provided that, such number shall be adjusted downward to the extent necessary to conform to the requirements of Section 260.140.45 of the Rules of the California Commissioner of Corporations, so that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of such Rule. The Shares subject to the Plan shall be set aside initially out of the authorized but unissued shares of Common Stock of Bancorp not reserved for any other purpose; thereto shall be added shares of Common Stock delivered by an optionee in payment of any portion of the exercise price of an option or taxes due in connection with such exercise. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) ADDITIONAL SHARES. In the event that any outstanding option granted under this Plan, including Substitute Options, or under the Tehama Bancorp 1994 Stock Option Plan, for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. Options granted to any Optionee in a single calendar year shall in no event cover more than twenty-five thousand (25,000) Shares, subject to adjustment in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ISOs and
     Section 6(i) with respect to Substitute Options. The Exercise Price shall be payable in a form described in Section 7.

     (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

     (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion; provided however, that:

          (i) Each Stock Option Agreement shall provide for immediate exercisability of the entire Option in the event of a Change in Control.

          (ii) In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement.

     (f) TERM. Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

          (i) As a result of such Optionee's death or Total and Permanent Disability, the term of the Option shall expire twelve months (or such other period specified in the Optionee's Stock Option Agreement) after such death or Total and Permanent Disability but not later than the original expiration date specified in the Stock Option Agreement.

          (ii) As a result of termination by the Company for cause, the term of the Option shall expire thirty days after the Company's notice or advice of such termination is dispatched to Employee, but not later than the original expiration date specified in the Stock Option Agreement. For purposes of this Paragraph (ii), "cause" shall mean an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion determine to constitute good cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Subsidiaries of the Company.

          (iii) As a result of termination for any reason other than Total and Permanent Disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

     (g) TRANSFERABILITY. During an Optionee's lifetime, such Optionee's ISO(s) shall be exercisable only by him or her and shall not be transferable. An Optionee's Nonstatutory Options shall also not be transferable during the Optionee's lifetime, except to the extent otherwise permitted in the Optionee's Stock Option Agreement. Subject to prior permitted transfers, in the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

     (h) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 8.

     (i) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

     (j) SUBSTITUTE OPTIONS. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession "Surrendered Options". The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The Exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISOs, in compliance with Section 424(a) of the Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

     (k) Notwithstanding anything to the contrary in other provisions of the Plan, each non-employee director of the Company shall be eligible to be granted options under the Plan only in accordance with this subarticle. Options granted to such directors (i) shall be Nonstatutory Stock Options;
     (ii) shall be exercisable immediately as to 20% of the Shares subject to the option and as to the remainder of the Shares in four additional installments of 20% of the shares on each of the first four anniversary dates after the date of grant; (iii) shall expire ten (10) years from the date of grant; (iv) shall be granted to all non-employee directors as of the effective date of the granting of a permit by the California Commissioner of Corporations authorizing the granting of options pursuant to the Plan (and to each person first afterwards becoming a non-employee director, as of the date such person becomes a member of the Board of Directors) in the amount of 5,000 shares at a price equal to 100% of the fair market value of the Shares at the time of grant, or such number or kind of shares of stock or other securities which shall be substituted for such number of Shares or to which such number of Shares shall be adjusted as provided in Article 6 of the Plan; (v) shall terminate only in the event of the directors' death or termination of service as a director for cause, and (vi) shall be otherwise subject to all terms of the Plan not inconsistent with this subarticle. No director shall be entitled to receive more than one grant of options pursuant to this subarticle, except with the approval of the shareholders of the Company (not including shares beneficially owned by any director to whom such an additional option shall be granted), which approval may be given at any time prior to or (provided that the option shall not be exercisable before such approval is given) within one year following the date of such grant.

7    PAYMENT FOR SHARES.

     (a) GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

          (i) ISOS. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

          (ii) NONSTATUTORY OPTIONS. In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), or (d) below.

     (b) SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) EXERCISE/SALE. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (d) EXERCISE/PLEDGE. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8    ADJUSTMENT OF SHARES.

     (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend
     payable in a form other than Shares in an amount that has   a material
     effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of:

          (i) The number of Shares available under Section 5 for future grants;

          (ii)  The limit set forth in Section 6(b);

          (iii) The number of Shares covered by each outstanding Option; or

          (iv)  The Exercise Price under each outstanding Option.

     (b) REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Subject to the provisions of
     Section 6(e)(i), such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration and have had reasonable opportunity to exercise their Options.

     (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9    SECURITIES LAWS

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

10.  NO RETENTION

     Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

11.  DURATION AND AMENDMENTS.

     (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of the date the Plan is approved by the shareholders of the Company in the manner required by applicable law or regulation (the "Effective Date". The Plan, if not extended, shall terminate automatically ten years after the Effective Date, except that any ISOs granted under the Plan must be granted by March 18, 2009, ten years after the Plan was adopted by the Board of Directors. It may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.

     (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

                                TEHAMA BANCORP                        PROXY
                 Solicited by the Board of Directors for the
                       Annual Meeting of Shareholders

                                 April 27, 1999

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Tehama Bancorp and the accompanying Proxy Statement dated March 31, 1999, and revoking any Proxy heretofore given, hereby constitutes and appoints Harry Dudley and Louis J. Bossetti and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Tehama Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Tehama Bancorp, to be held at the Red Bluff Community & Senior Center, 1500 S. Jackson Street, Red Bluff, California on Tuesday, April 27, 1999, at 7:30 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

ITEM  1. TO ELECT AS DIRECTORS THE NOMINEES SET FORTH BELOW.

         / /  FOR all nominees   / / WITHHOLD AUTHORITY to vote for ALL nominees

INSTRUCTION: To withhold authority to vote for any INDIVIDUAL nominee, strike a line through the nominee's name in the list below:

Henry C. Arnest III    Louis J. Bosetti      Harry Dudley
Max M. Froome          Orville K. Jacobs     John W. Koeberer
Leslie L. Melburg      Gary L. Napier        Eugene F. Penne

William P. Ellison     Gary D. Fish
Gary C. Katz           Raymond C. Lieberenz
John D. Regh           Terrance A. Rust

ITEM 2. TO APPROVE THE TEHAMA BANCORP 1999 STOCK OPTION PLAN

         / / Yes     / / No     / / Withhold Item

3. In their discretion, to transact such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD AND "FOR" APPROVAL OF THE TEHAMA BANCORP 1999 STOCK OPTION PLAN. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD AND "FOR" APPROVAL OF THE TEHAMA BANCORP 1999 STOCK OPTION PLAN.

I/we do / / or do not / / expect to attend this meeting.


                                  -------------------------------------------
                                         (Number of Common Shares)

                                  -------------------------------------------
                                          (Shareholder Signature)

                                  -------------------------------------------
                                          (Shareholder Signature)

                                  Dated:_______________________________, 1999

Please sign and date exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

        THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
            DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.